UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2004

SERARCARE LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-33045	33-0056054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1935 Avenida del Oro, Suite F Oceanside, CA		92056
(Address of principal executive offices)		(Zip Code)

(760) 806-8922

Registrant’s telephone number, including area code

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 16, 2004, SeraCare Life Sciences, Inc. (the “Company”) filed an initial Current Report on Form 8-K with the Securities and Exchange Commission reporting the acquisition of substantially all of the assets of the BBI Diagnostics and BBI Biotech Research Laboratories, Inc. divisions of Boston Biomedica, Inc., a Massachusetts corporation (“BBI”). This report amends Item 9.01, Financial Statements, Pro Forma Financial Information and Exhibits, to include the Company’s pro forma financial information required by Item 9.01(b). As noted below, the financial statements required by Item 9.01(a) of this Current Report are not included herein as this information is not yet available to the Company.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) are not included herein as this information is not yet available to the Company. The Company expects to include this information in a further amendment to this Current Report when it becomes available.

(b) Pro Forma Financial Information.

The Company’s (i) Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004; (ii) Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2004 and for the year ended September 30, 2003; and (iii) Notes to Unaudited Pro Forma Consolidated Financial Statements are filed with this Current Report as Exhibit 99.2 and are incorporated herein by reference.

(c) Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2004	SERACARE LIFE SCIENCES, INC.

/s/ Tim T. Hart
Tim T. Hart, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*†	Revolving/Term Credit and Security Agreement, dated as of September 14, 2004, among SeraCare Life Sciences, Inc., the lenders named therein, Union Bank of California, N.A. as the Administrative Agent and Brown Brothers Harriman & Co. as the Collateral Agent, excluding the exhibits and schedules thereto, except for the forms of note issued thereunder.

10.2*	Subordinated Note Agreement, dated as of September 14, 2004, among the noteholders named therein and David Barrett Inc. as administrative agent for the noteholders, including the form of note issued thereunder.

10.3*	Assumption and Modification Agreement, dated as of September 14, 2004, between SeraCare Life Sciences, Inc. and Commerce Bank & Trust Company.

10.4*	Guaranty, dated as of September 14, 2004, made by SeraCare Life Sciences, Inc. in favor of Commerce Bank & Trust Company.

10.5*	Loan Agreement, dated March 31, 2000, between Boston Biomedica, Inc. and Commerce Bank & Trust Company.

10.6*	Allonge to Loan Agreement, dated August 15, 2002, between Boston Biomedica, Inc. and Commerce Bank & Trust Company.

10.7*	Agreement, dated March 27, 2003, between Boston Biomedica, Inc. and Commerce Bank & Trust Company.

10.8*	$2,900,000 Note, dated March 31, 2000, issued by Boston Biomedica, Inc. and payable to the order of Commerce Bank & Trust Company.

10.9*	Mortgage and Security Agreement, dated March 31, 2000, granted by Boston Biomedica, Inc. to Commerce Bank & Trust Company.

10.10	Asset Purchase Agreement, dated April 16, 2004, by and among SeraCare Life Sciences, Inc., Boston Biomedica, Inc. and BBI Biotech Research Laboratories, Inc. (incorporated by reference to Exhibit 2.1 of the Form 8-K filed with the Securities and Exchange Commission on April 16, 2004).

10.11	Form of Subscription Agreement between SeraCare Life Sciences, Inc. and the purchasers named on the list of purchasers attached thereto (incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the Securities and Exchange Commission on July 9, 2004).

10.12	Form of Registration Rights Agreement between SeraCare Life Sciences, Inc. and the purchasers named on the list of purchasers attached thereto (incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the Securities and Exchange Commission on July 9, 2004).

99.1*	Text of press release of SeraCare Life Sciences, Inc., issued September 15, 2004.

99.2	SeraCare Life Sciences, Inc.’s (i) Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004; (ii) Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2004 and for the year ended September 30, 2003; and (iii) Notes to Unaudited Pro Forma Consolidated Financial Statements.

*	Incorporated by reference to the same exhibit of the Form 8-K, filed with the Securities and Exchange Commission on September 16, 2004.
†	Confidential treatment has been requested for a portion of this agreement.